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ClearSign Technologies Corporation

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CLEARSIGN TECHNOLOGIES CORP 8023 E. 63RD PL. SUITE 101 TULSA, OK 74133 Your Vote Counts! CLEARSIGN TECHNOLOGIES CORP 2024 Annual Meeting Vote by June 24, 2024 11 :59 PM ET You invested in CLEARSIGN TECHNOLOGIES CORP and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 25, 2024. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and ~I vote without entering a number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: Vote Virtually at the Meeting* June 25, 2024 1 :00 PM CDT www.virtualshareholdermeeting.com/CL1R2024

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Robert T. Hoffman Sr. 02) Colin James Deller 03) Catharine M. de Lacy 04) Judith S. Schrecker 05) David M. Maley 2. Approve, on an advisory basis, the appointment of BPM CPA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. 4. 5. 6. Approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock to 87,500,000. Approve, on an advisory basis, the compensation paid to the Company's named executive officers. Approve, on an advisory basis, the frequency of future advisory votes on executive compensation. Approve one or more adjournments of the Annual Meeting in certain circumstances. Board Recommends 0 For 0 For 0 For 0 For e vears 0 For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".